FundX Flexible ETF – XFLX (the "Fund")

Supplement dated July 26, 2024 to the
Summary Prospectus
dated January 31, 2024

This supplement is being filed to inform shareholders that, effective June 30, 2024, Mr. Martin DeVault no longer serves as a Portfolio Manager to the Fund. Accordingly, all references to Mr. DeVault are hereby removed in their entirety in the Fund's Summary Prospectus.
In addition, effective June 30, 2024, Mr. Mark Dea was added as a Portfolio Manager to the Fund.
The list of Portfolio Managers for the Fund under the heading "Portfolio Managers" on page 7 of the Summary Prospectus is hereby revised as follows:
Portfolio Managers

Name	Title	Managed the Flexible ETF Since
Janet Brown	Portfolio Manager	July 2002 (the Fund’s inception)
Mark Dea	Portfolio Manager	June 2024
Sean McKeon	Portfolio Manager	July 2002 (the Fund’s inception)

Please contact the Fund at 1-866-455‑FUND [3863] or your financial advisor if you have questions or need assistance. These documents are available upon request and without charge by calling the Fund at 1-866-455‑FUND [3863].

Please retain this Supplement with the Summary Prospectus.